As filed with the Securities and Exchange Commission on April 29, 2005.

                                                    Registration Nos.: 333-81141
                                                                       811-09395

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20546

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 _X_

                         Pre-Effective Amendment No. ___
                         Post-Effective Amendment No. 8
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 _X_
                                 Amendment No. 9


                              --------------------


                       THIRD AVENUE VARIABLE SERIES TRUST
               (Exact name of Registrant as Specified in Charter)

                   622 Third Avenue, New York, New York 10017
           (Address of Principal Executive Offices including Zip Code)

                    (toll-free) (800) 443-1021, (212)888-5222
              (Registrant's Telephone Number, including Area Code)

                              --------------------

                    Please send copies of communications to:

      David M. Barse                             Richard T. Prins, Esq.
Third Avenue Management LLC             Skadden, Arps, Slate, Meagher & Flom LLP
     622 Third Avenue                              Four Times Square
 New York, New York 10017                       New York, New York 10036

                     (Name and Address of Agent for Service)

                              --------------------


It is proposed that this filing will become effective:

[ X ] On April 29, 2005 pursuant to paragraph (b) of Rule 485.

                           [THIRD AVENUE FUNDS LOGO]


                       THIRD AVENUE VARIABLE SERIES TRUST

                          THIRD AVENUE VALUE PORTFOLIO





                                   PROSPECTUS
                                =================

                                 APRIL 29, 2005









As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   TABLE OF CONTENTS
================================================================================


         ABOUT THE PORTFOLIO                                                   1
                Investment Objective and Principal Investment Strategies Principal Investment Risks
                Performance
                Fees and Expenses
                Who May Want to Invest
                Investment Philosophy

         MANAGEMENT OF THE PORTFOLIO                                           5

         HOW TO PURCHASE AND REDEEM SHARES                                     6

         DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS & TAXES                         8

         FINANCIAL HIGHLIGHTS                                                 10

ABOUT THE PORTFOLIO
================================================================================


INVESTMENT OBJECTIVE

Third Avenue Value Portfolio seeks long-term capital appreciation.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


Third Avenue Value Portfolio (the "Portfolio" or "Fund") seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies without significant liabilities in comparison to their overall resources) at a discount to what the Adviser believes is their intrinsic value. The Portfolio also seeks to acquire senior securities, such as preferred stocks, and debt instruments (including high-yield securities) that the Adviser believes are undervalued.


Acquisitions of these senior securities and debt instruments will generally be limited to those providing: (1) protection against the issuer taking certain actions which could reduce the value of the security; and (2) above-average current yields, yields to events (e.g., acquisitions and recapitalizations), or yields to maturity. The Portfolio invests in companies regardless of market capitalization, although it frequently finds value in companies with a smaller capitalization. It also invests in both domestic and foreign securities. The mix of the Portfolio's investments at any time will depend on the industries and types of securities the Adviser believes hold the most value within the Portfolio's investment strategy.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS

MARKET RISK. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Portfolio will similarly fluctuate and you could lose money.


STYLE RISK. The Portfolio frequently finds value in industries that appear to be depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. Since the Portfolio is not limited to investing in stocks, the Portfolio may own significant amounts of non-equity instruments which may produce smaller gains than a Portfolio invested solely in stocks. Because of the Portfolio's disciplined and deliberate investing approach, there may be times when the Portfolio will have a significant cash position. A substantial cash position can be detrimental to fund performance in certain market conditions, and may make it more difficult for the Portfolio to achieve its investment objective.


The value of a security owned by the Portfolio may decline or fail to appreciate if the market believes that its value is less than the Adviser believes it is worth. This could be due to a variety of factors, including that the Adviser's analysis of a company in which the Portfolio invests is wrong or the company fails to realize its value.

SMALL-CAP RISK. The Portfolio may invest from time to time in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies.

HIGH-YIELD RISK. The Portfolio's investments in high-yield securities (commonly known as "junk bonds") may expose the Portfolio to greater risks than if the Portfolio only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments.

CREDIT AND INTEREST RATE RISK. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines. The magnitude of these fluctuations will be greater when the maturity of the debt securities is longer.

================================================================================

FOREIGN SECURITIES AND CURRENCY RISK. In addition to general market risks, foreign securities are subject to risks such as currency fluctuations and controls, adverse political, social, economic or other developments and potentially greater illiquidity and volatility. Because the Portfolio may determine not to hedge its foreign currency exposure, the U.S. Dollar value of the Portfolio's investments in foreign securities may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar.

NON-DIVERSIFICATION RISK. The Portfolio is non-diversified. This means that the Portfolio may have fewer investments than diversified mutual funds of comparable size. The Portfolio does not have, however, a strategy requiring it to limit its investments to any specified number of issuers. A non-diversified fund can be more volatile than a diversified fund.


PERFORMANCE

The tables below show the annual returns of the Third Avenue Value Portfolio and compare those returns to relevant broad measures of market performance. This information may give an indication of the risks involved in investing in the Portfolio by showing how performance has changed from year to year. You should be aware that Portfolio performance will fluctuate and may or may not perform as well as a comparable broad market index. All figures assume reinvestment of dividends and distributions. These figures do not reflect charges assessed at the contract or separate account level. If any such charges were included, returns would be lower. As with all mutual funds, past performance does not necessarily indicate future results.

         [The data below represent a bar chart in the printed report.]

                       40.52%     13.68%     (10.72%)    42.53%     19.90%
                ----------------------------------------------------------------
CALENDAR YEARS          2000       2001        2002       2003       2004

During the 5-year period shown in the bar chart, the highest return for a quarter was 18.62% (quarter ending June 30, 2003) and the lowest return for a quarter was (19.79%) (quarter ending September 30, 2002).


-------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL
 RETURNS FOR THE PERIODS
    ENDING 12/31/2004           PAST ONE YEAR    SINCE INCEPTION*
    -----------------           -------------    ----------------

THIRD AVENUE VALUE PORTFOLIO       19.90%             20.18%

STANDARD & POOR'S 500 INDEX
 (S&P 500)**                       10.88%              0.07%

RUSSELL 2500 INDEX**               18.29%             11.40%

-------------------------------------------------------------------

*From September 21, 1999.


**An index is a hypothetical measure of performance of the stock market or one of its segments based on the ups and downs of securities that make up or are representative of a particular market or segment. It does not factor in fees or expenses--costs that are reflected in the Portfolio's results.

================================================================================

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The insurance company contract through which you invest may have other additional fees and expenses.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


MANAGEMENT FEES                                0.90%

OTHER EXPENSES                                 0.31%
------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES           1.21%


EXAMPLE


The following example is intended to help you compare the cost of investing in Third Avenue Value Portfolio with the cost of investing in other mutual funds. The example does not reflect separate account charges. If these charges were included, overall expenses would be higher. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                   YEAR 1      YEAR 3      YEAR 5      YEAR 10
                   ------      ------      ------      ------
                    $123        $384        $665       $1,466

================================================================================

WHO MAY WANT TO INVEST

Third Avenue Value Portfolio may be appropriate for investors seeking long-term capital appreciation.

INVESTMENT PHILOSOPHY


The Portfolio adheres to a strict value discipline in selecting securities. This means seeking securities whose prices are low in relation to what the Portfolio's Adviser believes is the intrinsic value of the securities. The Portfolio's adviser, Third Avenue Management LLC (the "Adviser") believes this both lowers risk and increases capital appreciation potential. The Portfolio identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. For these reasons, the Portfolio may seek investments in the securities of companies in industries that are believed to be temporarily depressed.


The Portfolio follows a strategy of long-term investing. The Portfolio will generally sell an investment when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

The particular types of securities in which the Portfolio will invest and the percentage of the Portfolio's assets invested in each type of security will vary depending on where the Adviser sees the most value at the time of investment. The Adviser anticipates, however, that a substantial portion of the Portfolio's assets will be invested in equity securities. In selecting equity securities, the Adviser generally seeks to invest in companies that exhibit the following characteristics:

1) A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information), where debt service (that is, the current annual required payment of interest and principal to creditors) consumes a small part of such companies' cash flow.

2) Responsible managements and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders.

3) Availability of comprehensive and meaningful financial and related information. A key disclosure is audited financial statements and information which the Adviser believes are reliable benchmarks to aid in understanding the business, its values and its dynamics.

4) Availability of the security at a market price which the Adviser believes is at a discount to the Adviser's estimate of what the issuer would be worth as a private company or as a take-over or merger and acquisition candidate.

As noted above, the Portfolio may from time to time invest its assets in securities other than common stock, including preferred stocks and various types of debt securities, when the Adviser believes that there is a greater potential to realize value by investing in other types of securities. The Portfolio may invest a small portion or a substantial portion of its assets in those other types of securities from time to time.

When the Portfolio's Adviser believes that a temporary defensive posture is appropriate, the Portfolio may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. This does not constitute a change in the Portfolio's investment objective, but could prevent or delay the Portfolio from achieving its objective.

MANAGEMENT OF THE PORTFOLIO
================================================================================

THE INVESTMENT ADVISER


Third Avenue Management LLC, 622 Third Avenue, New York, NY 10017, is the investment adviser for the Portfolio. The Adviser manages the Portfolio's investments, provides various administrative services and supervises the Portfolio's daily business affairs, subject to the authority of the Board of Trustees of Third Avenue Variable Series Trust (the "Trust"). The Adviser provides investment advisory or sub-advisory services to nine other open-end mutual funds with assets in excess of $9.9 billion as of January 31, 2005. The Adviser or its predecessor has been an investment adviser for mutual funds since its organization in 1986.


Affiliated Managers Group, Inc. owns an indirect majority equity interest in the Adviser. The Adviser was formed by the Portfolio's prior investment adviser, EQSF Advisers, Inc. ("EQSF") on May 15, 2002 to act as the successor to EQSF's business.


The Fund has historically placed a substantial majority of its securities transactions through the Adviser's affiliated broker-dealer, M.J. Whitman LLC, which also serves as distributor of the Fund, and has placed private debt trades through its affiliate, Private Debt LLC. These trades are placed in conformance with relevant regulatory requirements and with the Adviser's duty to seek best execution. Commissions generated from these transactions are not intended to compensate M.J. Whitman LLC for any services or other arrangements other than execution.

The Portfolio's Semi-Annual Report to Shareholders for the period ending June 30, 2005 will contain a discussion of the basis of the Board of Trustee's determination regarding whether to continue the investment advisory arrangements described above.

PORTFOLIO MANAGERS

The Statement of Additonal Information ("SAI") provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.


MARTIN J. WHITMAN

Mr. Whitman, the Chairman of the Trust, is co- manager of the Portfolio and has been a portfolio manager of the Fund since its inception. Mr. Whitman has also served as Co-Chief Investment Officer of the Adviser since February 2003, having previously served as Chief Executive and Chief Investment Officer of the Adviser (and its predecessor entity) from 1991 to 2003. Mr. Whitman has served for 30 years as a Distinguished Management Fellow at the Yale School of Management and in 2001, he served as an adjunct professor at Columbia University Graduate School of Business. Mr. Whitman is currently a director of Nabors Industries, Inc., an international oil-drilling contractor.

Mr. Whitman graduated from Syracuse University MAGNA CUM LAUDE and received a Masters degree in Economics from the New School for Social Research. Syracuse University's Whitman School of Management is named in Mr. Whitman's honor. Mr. Whitman is a Chartered Financial Analyst.

CURTIS R. JENSEN

Curtis Jensen has served as co-manager of the Portfolio since April 30, 2001. Mr. Jensen has also served as Co-Chief Investment Officer of the Adviser since February 2003. He has been employed by the Adviser (and its predecessor entity) since 1995, and also serves as portfolio manager of the Third Avenue Small-Cap Value Fund. Prior to joining the Adviser, Mr. Jensen was a graduate business student at the Yale School of Management from 1993 to 1995, where he studied under Mr. Whitman. Prior to that, Mr. Jensen was a director of and managed the operations of, a specialty food manufacturer, and was an investment banker with Manufacturers Hanover Trust Company and Enright & Company.

Mr. Jensen received his M.B.A. from the Yale School of Management and his B.A. in Economics from Williams College.

MICHAEL R. LEHMANN

Michael Lehmann has served as co-manager of the Portfolio since April 14, 2003. Michael Lehmann is a portfolio manager for the Adviser's private and institutional advisory business. Mr. Lehmann is also a senior research analyst for the Third Avenue Funds. Previously, Mr. Lehmann worked at Gabelli Funds and the research boutique, Robert M. Cohen & Co.

Mr. Lehmann received his B.S. in Finance from Fordham University.

================================================================================



    HOW TO PURCHASE AND REDEEM SHARES
================================================================================


PURCHASE OF SHARES

The Portfolio is open for business each day the New York Stock Exchange ("NYSE") is open for trading. The Portfolio is offering its shares only to separate accounts (the "Accounts") of insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Portfolio expects that the shares of the Portfolio purchased by an Account will constitute all of the assets of certain "segregated asset accounts" (as determined for U.S. federal income tax purposes) of the Accounts of such insurance companies. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts or their owners, are further described in the separate prospectuses issued by the participating insurance companies and accompanying this Prospectus. The Portfolio reserves the right to reject any order for the purchase of shares.


The Adviser utilizes a portion of its assets to pay insurance companies that make the Portfolio available as an investment option in its insurance products for shareholder servicing and administrative services. Subject to tax limitations and approval by the Board of Trustees, the Portfolio pays a portion of these charges representing savings of expenses the Portfolio would otherwise incur in maintaining fully separate shareholder accounts for those who invest in the Portfolio through these programs.


PRICE OF SHARES


The price your contract will pay for a share of the Portfolio is the Portfolio's net asset value per share ("NAV"). NAV per share is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time. The NAV of the Portfolio is determined by dividing the value of all portfolio securities, cash, and other assets, including accrued interest and dividends, owned by the Portfolio, less all liabilities, including accrued expenses of the Portfolio, by the total number of outstanding shares of the Portfolio. Your order will be priced at the next NAV per share calculated following receipt of your order in proper form by your insurance company.

The Portfolio will generally value securities using the most readily available market price. The Portfolio's investments are generally valued at market value. Certain short-term securities are valued based on amortized cost. Illiquid securities and other securities and assets for which market quotations are not readily available or are deemed unreliable are valued at "fair value", as determined in good faith by or in accordance with procedures adopted by the Board of Trustees. These types of assets can include high yield bonds, defaulted securities and private investments that do not trade publicly, among other things. The Fund's procedures call for a Valuation Committee of the Adviser to make a determination of fair value based on the Committee members' judgments of relevant information and an analysis of the asset. All fair valuation determinations are reviewed and approved by the independent Trustees of the Fund on a quarterly basis, and any new bases of valuation and/or initial valuation determinations for new assets will be approved by a designated Trustee at the time of initial valuation.

However, if the principal market for a security is no longer open at the time at which the NAV is being calculated, the Portfolio, pursuant to procedures approved by the Board of Trustees, may consider information regarding more recent trades on other markets along with other factors. The Fund has retained a third party provider that, under certain circumstances, applies a

================================================================================


statistical model to provide fair value pricing for foreign securities with principal markets that are no longer open when the Fund calculates its NAV and certain events have occurred after the principal markets have closed, but prior to the time as of which the Fund computes its net asset values. This means that the Fund's NAV may be based, at least in part, on prices other than those determined as of the close of the principal markets in which such assets trade. Foreign securities held by the Portfolio generally trade on foreign markets which may be open on days when the NYSE is closed. This means that the value of the Fund's portfolio securities can change on a day that you cannot purchase or redeem shares.


REDEMPTION OF SHARES

In general, shares of the Portfolio may be redeemed on any day during which the NYSE is open. Portfolio shares will be redeemed at the NAV next calculated after a redemption order is received in proper form by your insurance company. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored. The Portfolio will usually make payment for redemptions of Portfolio shares within one business day, but reserves the right to make payment up to seven calendar days after receipt of a redemption request.

FREQUENT TRADING AND EARLY REDEMPTION FEE


The Portfolio is intended for long-term investors and not for those who wish to trade frequently in its shares. The Portfolio discourages frequent purchases and redemptions of Portfolio shares and will not knowingly accommodate frequent trading in Fund shares. The Board of Trustees of the Trust has adopted policies and procedures designed to prevent frequent trading in Fund shares, commonly referred to as "market timing," because such activities are disruptive to the management of the Portfolio, and may increase Portfolio expenses and negatively affect the Portfolio's performance. The Portfolio believes that excessive short-term trading of Fund shares creates risks for the Portfolio and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and dilution in the value of its shares from traders seeking short-term profits from market momentum, time-zone arbitrage and other timing strategies.

The Adviser monitors the trading activities of Fund accounts on a daily basis. If the Adviser determines, in its sole discretion, that an account shows a pattern of excessive trading and/or excessive exchanging in the Portfolio, it will then review the account's activities and will bar the shareholder from future purchases. The Adviser will also notify the transfer agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Portfolio reserves the right to refuse a purchase order (including an order placed as part of an exchange) for any reason if the Portfolio's Adviser believes, in its sole discretion, that a shareholder is engaging in short-term trading activities that may be harmful to the Portfolio and its shareholders.

Transactions accepted by a financial intermediary from a shareholder who has previously been barred from future purchases are not deemed accepted by the Fund and may be cancelled or revoked within two days of detection by the Fund. In the event that any purchase order is refused or revoked, the purchase price will be refunded as soon as practicable, which may be as little as one day or as long as 15 days, depending on the type and status of payment at the time of detection.

If the Portfolio determines that an omnibus account, benefit plan or other intermediary is not acting properly to prevent short-term trading, the Portfolio will take appropriate action, which may include refusing further sales to such party. However, it should be noted that it is not possible for the Portfolio to audit most parties. Consequently, there is some risk that a shareholder acting through such an intermediary might be able to engage in short-term trading to the detriment of the Portfolio. In light of compliance procedures and certification requirements implemented by the Portfolio and these market participants, this risk should be very small and the detriment immaterial in comparison to the benefits to the long-term investors that comprise substantially all of the Portfolio's shareholders.

================================================================================


CERTAIN EXPENSES

Contract owners will bear various distribution-related and insurance-related costs at the insurance company level and should refer to the accompanying Account prospectus for a summary of such fees and expenses.


GENERAL

The Portfolio expects to pay dividends from its investment company taxable income (which includes short-term capital gain) and to distribute any realized net capital gain to the Accounts, in each case at least annually. All dividends and capital gain distributions from the Portfolio are automatically reinvested by the Accounts in additional shares of such Portfolio. Net capital gain represents the excess of net long-term capital gain over net short-term capital loss.

    DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS & TAXES
================================================================================

TAX STATUS OF THE PORTFOLIO

The Portfolio has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. The Portfolio expects to distribute substantially all of its net investment income and net capital gains at least annually.

TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER

Section 817(h) of the Code and the Treasury regulations thereunder generally require that each segregated asset account supporting a Contract be "adequately diversified" (the "Diversification Requirements"). A "look-through" rule provided under Section 817, if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Because the Portfolio is offering its shares only to Accounts, an Account should be able to apply the "look-through" rule to determine if the segregated asset account supporting a Contract has met the Diversification Requirements. Although the Portfolio intends to manage its investments so that the Portfolio itself will meet the Diversification Requirements and to sell its shares only to Accounts, no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified.

Generally, distributions paid by the Portfolio of its ordinary income, short-term capital gain, and long-term capital gain will be includible in the gross income of a life insurance company holding Portfolio shares in an Account. To the extent that the dividends paid by the Portfolio represent dividends qualifying for the dividends received deduction at the Portfolio level, such dividends will be eligible for the dividends received deduction by an insurance company to the extent such deduction is the company's share of the dividend received deduction and is available to life insurance companies under Subchapter
L. The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain, or loss attributable to Account assets held by an insurance company for a Contract and generally provide for reserve adjustments, which largely offset the tax effect of the company's share of recognized income, and provide for basis adjustments, which eliminate the potential for gain or loss upon the disposition of separate account assets that have increased or decreased in value. These rules generally prevent an insurance company from being taxed on the actual or deemed income from separate account assets to the extent such income has been

================================================================================

reflected in the value of supported variable contracts. Such income may be subject to state and local taxes, although in most jurisdictions insurance companies are not taxed on investment income; in such states where investment income is taxed, the state and local income tax treatment of such income generally will conform to the federal tax treatment.


The SAI contains a more detailed summary of the federal tax rules that apply to the Portfolio and its shareholders. The preceding discussion is meant to provide only a general summary of the potential federal income tax consequences of an investment in the Portfolio. Legislative, judicial or administrative action may change the tax rules that apply to the Portfolio and its shareholders, and any such change may be retroactive. You should consult your tax advisor concerning the tax consequences of an investment in the Portfolio.


CERTAIN INVESTMENT PRACTICES

Certain investment practices of the Portfolio may be subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Portfolio and affect the holding period of the securities held by the Portfolio and the character of the gains or losses realized by the Portfolio. These provisions may also require the Portfolio to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to maintain the Portfolio's qualification as a regulated investment company and avoid income and excise taxes. The Portfolio will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.


PORTFOLIO HOLDINGS DISCLOSURE

A description of the policies with respect to the disclosure of the Portfolio's securities holdings is available in the Portfolio's SAI and on the Trust's website at www.thirdavenuefunds.com.

    FINANCIAL HIGHLIGHTS
================================================================================


The financial highlights table is intended to help you understand the Portfolio's financial performance from the commencement of operations through December 31, 2004, the end of the Portfolio's most recent fiscal year. Certain information reflects financial results for a single Portfolio share. The total returns in the table represents the rate that you would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The Financial Highlights for the fiscal years included herein have been audited by PriceWaterhouseCoopers LLP, an independent registered public accounting firm, whose unqualified report on the December 31, 2004 financial statements and accompanying notes appear in the 2004 Annual Report to Shareholders, which is available upon request. These figures do not reflect charges assessed at the contract or separate account level. If any such charges were included, returns would be lower.


SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:


                                                                                     YEARS ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------------
                                                                    2004          2003          2002          2001          2000
                                                                  --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period                                $20.96        $14.99        $17.13        $15.21        $10.84
                                                                  --------      --------      --------      --------      --------
Income (loss) from Investment Operations:
  Net investment income                                               0.07           --+          0.02          0.04          0.04
  Net gain (loss) on securities (both realized and unrealized)        4.05          6.33         (1.86)         2.04          4.35
                                                                  --------      --------      --------      --------      --------
  Total from Investment Operations                                    4.12          6.33         (1.84)         2.08          4.39
                                                                  --------      --------      --------      --------      --------
Less Distributions:
  Dividends from net investment income                               (0.12)        (0.03)        (0.03)        (0.02)        (0.02)
  Distributions from realized gains                                  (0.23)        (0.33)        (0.27)        (0.14)           --
                                                                  --------      --------      --------      --------      --------
  Total Distributions                                                (0.35)        (0.36)        (0.30)        (0.16)        (0.02)
                                                                  --------      --------      --------      --------      --------
Net Asset Value, End of Period                                      $24.73        $20.96        $14.99        $17.13        $15.21
                                                                  ========      ========      ========      ========      ========
Total Return                                                         19.90%        42.53%       (10.72)%       13.68%        40.52%
Ratios/Supplemental Data:
Net Assets, End of period (in thousands)                          $408,061      $314,806      $192,315      $162,438       $31,971
  Ratio of Expenses to Average Net Assets
    Before expense reimbursement/repayment                            1.21%         1.24%         1.25%         1.27%         2.52%
    After expense reimbursement/repayment                              N/A          1.30%         1.30%         1.30%         1.30%
  Ratio of Net Income (Loss) to Average Net Assets
    Before expense reimbursement/repayment                            0.31%         0.08%         0.25%         0.81%        (0.39)%
    After expense reimbursement/repayment                              N/A          0.02%         0.20%         0.77%         0.83%
  Portfolio Turnover Rate                                               10%           16%           22%           21%           18%

+ Less than $0.01 per share

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                               THIRD AVENUE FUNDS
                                622 THIRD AVENUE
                               NEW YORK, NY 10017
                              PHONE (212) 888-5222
                            TOLL FREE (800) 880-8442
                            WWW.THIRDAVENUEFUNDS.COM

                               INVESTMENT ADVISER
                           Third Avenue Management LLC
                                622 Third Avenue
                               New York, NY 10017


                              FOR MORE INFORMATION

More information on the Portfolio is available free upon request, including the following:


          o Shareholder reports -- Information about the Portfolio's investments is available in the Portfolio's Annual and Semi-Annual Reports to Shareholders. The Portfolio's Annual Report to Shareholders contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.

          o Statement of Additional Information (SAI) -- The SAI provides more detailed information about the Portfolio, is on file with the SEC, and is incorporated by reference (is legally considered part of this Prospectus).



You can obtain the SAI and the Portfolio's reports to shareholders without charge, upon request, and otherwise make inquiries to the Portfolio by writing or calling the Portfolio at 622 Third Avenue, New York, NY 10017, (800) 880-8442 or (212) 888-5222.

The Portfolio's Prospectus, SAI, Shareholder Reports, and other additional information are available through the Portfolio's website at www.thirdavenuefunds.com.

Information about the Portfolio, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. (phone (202) 942-8090 for information). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the E-Mail address publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Reports and other information about the Portfolio are also available on the SEC's Internet Web site (http://www.sec.gov).

The Trust's SEC file number is 811-9395.

                               [GRAPHIC OMITTED]

                       STATEMENT OF ADDITIONAL INFORMATION

                              DATED APRIL 29, 2005

                       THIRD AVENUE VARIABLE SERIES TRUST

                          THIRD AVENUE VALUE PORTFOLIO


This Statement of Additional Information (SAI) is not a Prospectus and should be read together with the Portfolio's Prospectus dated April 29, 2005. The Portfolio's Annual Report to Shareholders is incorporated by reference in this SAI (is legally considered part of this SAI). A copy of the Prospectus and the Portfolio's reports to shareholders may be obtained without charge by writing to the Portfolio at 622 Third Avenue, New York, NY 10017, or by calling the Portfolio at (800) 880-8442 (toll free) or (212) 888-5222.

                                TABLE OF CONTENTS

GENERAL INFORMATION.........................................................  3
-------------------
INVESTMENT POLICIES ........................................................  3
-------------------
INVESTMENT RESTRICTIONS .................................................... 11
-----------------------
MANAGEMENT OF THE TRUST .................................................... 11
-----------------------
PRINCIPAL STOCKHOLDERS ..................................................... 16
----------------------
INVESTMENT ADVISER ......................................................... 16
-------------------
INVESTMENT ADVISORY AGREEMENT .............................................. 17
-----------------------------
PORTFOLIO MANAGERS ......................................................... 18
------------------
DISTRIBUTOR ................................................................ 19
-----------
ADMINISTRATOR .............................................................. 20
-------------
CUSTODIAN .................................................................. 20
---------
TRANSFER AGENT ............................................................. 20
--------------
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .............................. 20
---------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS ........................................... 20
--------------------------------
CODE OF ETHICS ............................................................. 21
--------------
PROXY VOTING POLICIES ...................................................... 21
---------------------
PORTFOLIO TRADING PRACTICES ................................................ 22
---------------------------
SHARE INFORMATION .......................................................... 23
-----------------
PURCHASE ORDERS ............................................................ 23
---------------
REDEMPTION OF SHARES ....................................................... 23
--------------------
CALCULATION OF NET ASSET VALUE.............................................. 24
------------------------------
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES ............................ 24
-----------------------------------------------
FINANCIAL STATEMENTS ....................................................... 27
--------------------
APPENDIX ................................................................... 28
--------

                               GENERAL INFORMATION

This Statement of Additional Information is in addition to and serves to expand and supplement the current Prospectus of Third Avenue Variable Series Trust (the "Trust"). The Trust is an open-end, non-diversified management investment company, which currently consists of one investment series: THIRD AVENUE VALUE PORTFOLIO (the "Portfolio" or the "Fund"). The Trust was organized as a business trust under the laws of the state of Delaware pursuant to an Agreement and Declaration of Trust dated as of June 16, 1999.

The shares of the Portfolio may be purchased only by the separate accounts of insurance companies taxed as domestic insurance companies for U.S. Federal income tax purposes for the purpose of funding variable life insurance policies and variable annuity contracts.

                               INVESTMENT POLICIES

The Prospectus discusses the investment objective of the Portfolio and the principal investment strategies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Portfolio may invest, additional strategies that the Portfolio may utilize and certain risks associated with such investments and strategies. The Portfolio expects to invest in a broad range of securities (subject to the Portfolio's fundamental investment objective). The particular types of securities, and the percentage of the Portfolio's assets invested in each type, will vary depending on where the adviser, Third Avenue Management LLC (the "Adviser"), sees the most value at the time of investment. The following is a description of the different types of securities that the Adviser may invest in and certain of the risks relating to those securities.


INVESTMENT IN EQUITY SECURITIES

The Portfolio may invest in equity securities. In selecting equity securities, the Adviser generally seeks issuing companies that exhibit the following characteristics:

     (1) A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information), where debt service* consumes a relatively small part of such companies' cash flow;

     (2) Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders;

     (3) Availability of comprehensive and meaningful financial and related information. A key disclosure is audited financial statements and information which the Adviser believes are reliable benchmarks to aid in understanding the business, its values and its dynamics; and

     (4) Availability of the security at a market price which the Adviser believes is at a discount to the Adviser's estimate of what the issuer would be worth as a private company or as a takeover or merger and acquisition candidate.

     * "Debt Service" means the current annual required payment of interest and principal to creditors.


Investing in equity securities has certain risks, including the risk that the financial condition of the issuing company of the Portfolio's securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Portfolio's shares). Equity securities are especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuing companies change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the equity securities owned by the Portfolio thus may be expected to fluctuate.

In selecting preferred stocks, the Adviser will use its selection criteria for either equity securities or debt securities, depending on the Adviser's determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuing company's capital structure. Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuing company. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as these securities are senior to common stocks, such securities tend to have less possibility of capital appreciation. Although the Adviser generally does not focus on market factors in making investment decisions, the Portfolio is, of course, subject to the vagaries of the markets. The Portfolio may invest from time to time in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies.

INVESTMENT IN DEBT SECURITIES

The Portfolio intends its investment in debt securities to be, for the most part, in securities which the Adviser believes will provide above-average current yields, yields to events, or yields to maturity. In selecting debt instruments for the Portfolio, the Adviser seeks the following characteristics:


        1)      Reasonable covenant protection, considering the price paid; and


        2) Yield to maturity substantially above that of a comparable credit.

In acquiring debt securities for the Portfolio, the Adviser generally will look for reasonable covenants which protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. Also, the Adviser will seek to analyze the potential impacts of possible extraordinary events such as corporate restructurings, refinancings, or acquisitions. The Adviser will also use its best judgment as to the most favorable range of maturities. In general, the Portfolio will acquire debt issues which have a senior position in an issuer's capitalization and will avoid "mezzanine" issues such as non-convertible subordinated debentures.

The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality is increased, the market values of debt securities generally rise. Conversely, when interest rates rise or perceived credit quality is lowered, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer.

CONVERTIBLE SECURITIES

The Portfolio may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed income and equity securities. Yields for convertible securities tend to be lower than for non-convertible debt securities but higher than for common stocks. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities and the operations of the issuer. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

MORTGAGE-BACKED SECURITIES

The Portfolio may invest in mortgage-backed securities and derivative mortgage-backed securities, but does not intend to invest in "principal only" and "interest only" components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Adviser believes that, under certain circumstances, many mortgage-backed securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by a fund may provide high yield and total return in relation to risk levels. The Portfolio intends to invest in these securities only when the
Adviser believes, after analysis, that there is unlikely to be permanent impairment of capital as measured by whether there will be a money default by either the issuer or the guarantor of these securities. The Portfolio will not invest in non-investment grade subordinated classes of residential mortgage-backed securities.

As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. See "Investment in Debt Securities." However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security's total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If a Portfolio invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, a Portfolio that invests in such securities may suffer significant losses.

Investments in mortgage-backed securities, involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. The risks associated with the real estate industry will be more significant for a Fund to the extent that it invests in mortgage-backed securities. These risks are heightened in the case of mortgage-backed securities related to a relatively small pool of mortgage loans. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values.


For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the affected mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may be hurt.


ASSET-BACKED SECURITIES

The Portfolio may also invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile loan receivables, credit card receivables and home-equity loans in pass-through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS

The Portfolio may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Portfolio will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Portfolio cannot or will not invest.

Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

The Portfolio does not intend to invest more than 5% of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

INVESTMENT IN HIGH YIELD DEBT SECURITIES


The Portfolio may invest in high yield debt securities, which are securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") and below BBB by Standard & Poor's Ratings Group ("Standard & Poor's") and unrated debt securities deemed to be of similar credit quality by the Adviser, commonly referred to as "junk bonds." See also "Investment in Debt Securities" and
"Restricted  and  Illiquid   Securities."   Such  securities  are  predominantly
speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, and may in fact be in default. The Portfolio does not intend to invest more than 35% of its total assets in such securities. The ratings of Moody's and Standard & Poor's represent their opinions as to the credit quality of the securities which they undertake to rate (see Appendix A for a description of those ratings). It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, the Portfolio relies on the Adviser's credit analysis to identify investment opportunities. The Adviser believes that credit analysis is not a process of merely measuring the probability of whether a money default will occur, but also measuring how the creditor would fare in a reorganization or liquidation in the event of a money default.


Before investing in any high yield debt instruments, the Adviser will evaluate the issuer's ability to pay interest and principal, as well as the seniority position of such debt in the issuer's capital structure vis-a-vis any other outstanding debt or potential debts. There appears to be a direct cause and effect relationship between the weak financial conditions of issuers of high yield bonds and the market valuation and prices of their credit instruments, as well as a direct relationship between the weak financial conditions of such issuers and the prospects that principal or interest may not be paid.

The market price and yield of bonds rated below Baa by Moody's and below BBB by Standard & Poor's are more volatile than those of higher rated bonds due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, general market liquidity and the risk of an issuer's inability to meet principal and interest payments. In addition, the secondary market for these bonds is generally less liquid than that for higher rated bonds.

Lower rated or unrated debt obligations also present reinvestment risks based on payment expectations. If an issuer calls the obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. Companies that issue such bonds often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are generally not meant for short-term investing.

The Portfolio may also purchase or retain debt obligations of issuers not currently paying interest or in default (i.e., with a rating from Moody's of C or lower or Standard & Poor's of C1 or lower). In addition, the Portfolio may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. Defaulted securities will be purchased or retained if, in the opinion of the Adviser, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.

ZERO-COUPON AND PAY-IN-KIND SECURITIES

The Portfolio may invest in zero coupon and pay-in-kind ("PIK") securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero coupon and PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and avoid a certain excise tax, the Portfolio may be required to distribute a portion of such discount and non-cash income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

The Portfolio may invest in loans and other direct debt instruments owed by a borrower to another party, and may also from time to time make loans. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission ("SEC").

TRADE CLAIMS

The Portfolio may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. For purchasers such as the Portfolio, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

FOREIGN SECURITIES

The Portfolio may invest in foreign securities investments which will have characteristics similar to those of domestic securities selected for the Portfolio. The Portfolio intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American Depository Receipts ("ADRs") or which, in the judgment of the Adviser, otherwise provide appropriate financial information. By limiting its investments in this manner, the Portfolio seeks to avoid investing in securities where there is no compliance with SEC or similar requirements to provide public financial information, or such information is unreliable as a basis for analysis.

The value of the Portfolio investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Portfolio's securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolio may determine not to hedge or to hedge only partially its currency exchange rate exposure, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Portfolio's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Portfolio is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect fund liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

FOREIGN CURRENCY TRANSACTIONS

The Portfolio may, from time to time, engage in foreign currency transactions in order to hedge the value of its portfolio holdings denominated in foreign currencies against fluctuations in foreign currency prices versus the U.S. dollar. These transactions include forward currency contracts, exchange listed and over-the-counter options ("OTC options") on currencies, currency swaps and other swaps incorporating currency hedges.

The notional amount of a currency hedged by the Portfolio will be closely related to the aggregate market value (at the time of making such hedge) of the securities held and reasonably expected to be held in its portfolio denominated or quoted in or currently convertible into that particular currency or a closely related currency. If the Portfolio enters into a hedging transaction in which the Portfolio is obligated to make further payments, its custodian will segregate cash or readily marketable securities having a value at all times at least equal to the Portfolio's total commitments.

The cost to the Portfolio of engaging in currency hedging transactions varies with factors such as (depending upon the nature of the hedging transaction) the currency involved, the length of the contract period, interest rates in foreign countries for prime credits relative to U.S. interest rates for U.S. Treasury obligations, the market conditions then prevailing and fluctuations in the value of such currency in relation to the U.S. dollar. Transactions in currency hedging contracts usually are conducted on a principal basis, in which case no fees or commissions are involved. The use of currency hedging contracts does not eliminate fluctuations in the prices in local currency of the securities being hedged.

The ability of the Portfolio to realize its objective in entering into currency hedging transactions is dependent on the performance of its counter parties on such contracts, which may in turn depend on the absence of currency exchange interruptions or blockage by the governments involved, and any failure on their part could result in losses to the Portfolio. The requirements for qualification as a regulated investment company under the Code, may cause the Portfolio to restrict the degree to which it engages in currency hedging transactions.

DEPOSITARY RECEIPTS

The Portfolio may invest in ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively known as "Depositary Receipts"). Depositary Receipts are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in the U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate.

RESTRICTED AND ILLIQUID SECURITIES

The Portfolio will not purchase or otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment which a Portfolio cannot sell in the ordinary course of business within seven days at approximately the value at which a Portfolio has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as "Rule144A Securities"). Securities freely salable among qualified institutional investors under special rules adopted by the SEC or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Trustees will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Portfolio's liquidity.

The Portfolio may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to normal risks associated with equity and debt instruments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. The Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Portfolio's investment program which may reduce certain of the costs (e.g. tax consequences) to the Portfolio.

INVESTMENT IN RELATIVELY NEW ISSUERS

The Portfolio intends to invest occasionally in the common stock of selected new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers trade the same securities when the Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be the case.

TEMPORARY DEFENSIVE INVESTMENTS

When, in the judgment of the Adviser, a temporary defensive posture is appropriate, the Portfolio may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. The adoption of a temporary defensive posture does not constitute a change in the Portfolio's investment objective.

BORROWING

The Portfolio may also make use of bank borrowing as a temporary measure for extraordinary or emergency purposes, such as for liquidity necessitated by shareholder redemptions, and may use securities as collateral for such borrowing. Such temporary borrowing may not exceed 5% of the value of the Portfolio's total assets at the time of borrowing.

INVESTMENT IN OTHER INVESTMENT COMPANIES

The Portfolio may invest in securities of other investment companies, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). The Adviser will charge an advisory fee on all the Portfolio's assets, including the portion of the Portfolio's assets that are invested in securities of other investment companies. Thus, shareholders will be responsible for a "double fee" on such assets, since both investment companies will be charging fees on such assets.

SIMULTANEOUS INVESTMENTS

Investment decisions for the Portfolio are made independently from those of the other funds and accounts advised by the Adviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as the Portfolio, available investments will be allocated equitably between the Portfolio and other account. This procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

SECURITIES LENDING

The Portfolio may lend its portfolio securities to qualified institutions, although the Portfolio is not currently involved in active securities lending at this time. By lending its portfolio securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The Portfolio may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently provide that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and the loaned securities be subject to recall within the normal and customary settlement time for securities transactions and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

The Portfolio will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of its total assets (including such loans). Loan arrangements made by the Portfolio will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Portfolio's Board of Trustees.

The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by its Board of Trustees. In addition, the Portfolio shall, through the ability to recall securities prior to any required vote, retain voting rights over the loaned securities.

On behalf of the Portfolio, the Trust has entered into a master lending arrangement with Bear, Stearns Securities Corp. in compliance with the foregoing requirements.

SHORT SALES


The Portfolio may occasionally engage in short sales. In a short sale transaction, the Portfolio sells a security it does not own in anticipation of a decline in the market value of the security.

COMMODITIES

The Portfolio may, but currently does not intend to, invest in commodities or commodity contracts and futures contracts.


                             INVESTMENT RESTRICTIONS


For the benefit of shareholders, the Portfolio has adopted the following restrictions, which are FUNDAMENTAL policies and, together with the Portfolio's investment objective, cannot be changed without the approval of a majority of such Portfolio's outstanding voting securities.(1)

The Portfolio may not:

     1. Borrow money or pledge, mortgage or hypothecate any of its assets except that the Portfolio may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the Portfolio's total assets when the borrowing is made.

     2. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain securities laws.

     3. Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs.

     4. Issue any senior security (as defined in the 1940 Act). Borrowings permitted by Item 1 above are not senior securities.

     5. Invest 25% or more of the value of its total assets in the securities (other than Government Securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Portfolio controls and which are determined to be engaged in the same industry or similar trades or businesses, or related trades or businesses.

     6. Invest 25% or more of the value of its total assets in any one industry.

The Portfolio is required to comply with the above fundamental investment restrictions applicable to it only at the time the relevant action is taken. The Portfolio is not required to liquidate an existing position solely because a change in the market value of an investment or a change in the value of the Portfolio's net or total assets causes it not to comply with the restriction at a future date. The Portfolio will not purchase any portfolio securities while any borrowing exceeds 5% of its total assets.

     (1) As used in this SAI as to any matter requiring shareholder approval, the phrase "majority of the outstanding securities" means the vote at a meeting of (i) 67% or more of the shares present or represented, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

                             MANAGEMENT OF THE TRUST


The Board of Trustees of the Portfolio oversees the management of the Portfolio. The Trustees are responsible for such matters as reviewing and approving fundamental operating, financial, and corporate governance policies; evaluating the Adviser's performance; determining management fees; and reviewing and approving procedures for providing financial and operational information to the Board. Trustees and officers of the Portfolio, together with information as to their principal business occupations during at least the last five years, are shown below. Each of the Trustees oversees five mutual funds in the fund complex that are advised by the Funds' investment adviser, Third Avenue Management LLC. The fund complex includes one portfolio in the Third Avenue Variable Series Trust and four portfolios in the Third Avenue Trust (the "fund complex").



INTERESTED TRUSTEES



                         TERM OF
                         OFFICE AND       POSITION(S)
                         LENGTH OF        HELD WITH          PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS      TIME SERVED*     REGISTRANT         DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------      ------------     ----------         -------------------                       ---------------
MARTIN J.                Trustee          Chairman and       Chairman (3/90 to Present), Chief         Director (8/90 to
WHITMAN ** (80)          since 7/99       Trustee            Executive Officer (CEO) (3/90 to          10/04) of Danielson
622 Third Avenue                                             9/03), President (1/91 to 5/98) of        Holding Corporation;
New York, NY                                                 Third Avenue Trust; Chairman (7/99        Director (3/91 to
10017                                                        to Present), CEO (7/99 to Present)        Present) of Nabors
                                                             of Third Avenue Variable Series           Industries, Inc.,
                                                             Trust; Co-Chief Investment Officer        (international oil
                                                             (2/03 to Present), Chief Investment       drilling services);
                                                             Officer (CIO) (1/91 to 2/03),             Director (5/00 to
                                                             Chairman and CEO (4/86 to 8/02),          12/01) of Stewart
                                                             President (1/91 to 2/98), of EQSF         Information Services
                                                             Advisers, Inc. and its successor,         Corp. (title insurance
                                                             Third Avenue Management LLC; CEO,         and real estate);
                                                             President and Director (10/74 to          Director (8/97 to
                                                             Present) of Martin J. Whitman & Co.,      5/01) of Tejon Ranch
                                                             Inc. (private investment company);        Co. (land development
                                                             CEO (7/96 to 7/02) and Chairman           and agribusiness).
                                                             (8/90 to 8/99) of Danielson Holding
                                                             Corporation; Chairman (1/95 to 8/02)
                                                             and CIO (10/92 to 8/02) of M.J.
                                                             Whitman Advisers, Inc. (reg.
                                                             investment adviser); Distinguished
                                                             Management Fellow (1972 to Present)
                                                             and Member of the Advisory Board
                                                             (10/94 to 6/95) of the Yale School
                                                             of Management at Yale University;
                                                             Adjunct Professor (1/01 to 12/01) of
                                                             the Columbia University Graduate
                                                             School of Business; Chartered
                                                             Financial Analyst.

DAVID M.                 Trustee          President, CEO     President (5/98 to Present), Trustee      Director (7/96 to
BARSE** (42)             since 9/01        and Trustee       (9/01 to Present), CEO (9/03 to           Present) of Danielson
622 Third Avenue                                             Present) and Executive Vice               Holding Corporation;
New York, NY                                                 President (4/95 to 5/98) of Third         Director (3/01 to
10017                                                        Avenue Trust; President (7/99 to          Present) of American
                                                             Present), Trustee (9/01 to Present),      Capital Access
                                                             and CEO (9/03 to Present)of Third         Holdings, Inc.
                                                             Avenue Variable Series Trust; CEO         (insurance).
                                                             (4/03 to Present), President (2/98
                                                             to Present), Director (4/95 to
                                                             12/02) and Executive Vice President
                                                             (4/95 to 2/98) of EQSF Advisers,
                                                             Inc. and its successor, Third Avenue
                                                             Management LLC; CEO (7/99 to
                                                             Present), President (6/95 to
                                                             Present), Director (1/95 to Present)
                                                             of M.J. Whitman, Inc. and its
                                                             successor, M.J. Whitman LLC
                                                             (registered broker-dealer);
                                                             President and COO (7/96 to 7/02) of
                                                             Danielson Holding Corp.; CEO (7/99
                                                             to 8/02), President (6/95 to 8/02),
                                                             Director (1/95 to 8/02) of M.J.
                                                             Whitman Advisers, Inc. (regi.
                                                             investment adviser).


INDEPENDENT TRUSTEES

                         TERM OF
                         OFFICE AND        POSITION(S)
                         LENGTH OF         HELD WITH         PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS      TIME SERVED*      REGISTRANT        DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------      ------------      ----------        -------------------                       ---------------
JACK W. ABER (67)        Trustee since    Trustee            Professor of Finance (1972 to             Trustee, The Managers Funds
51 Columbia Street       8/02                                Present) of Boston University             (9 portfolios); Trustee of
Brookline, MA 02446                                          School of Management ;                    Managers AMG Funds (9
                                                             Trustee of Third                          portfolios), Managers Trust
                                                             Avenue Trust (8/02 to                     I (1portfolio) and Managers
                                                             Present).                                 Trust II (11portfolios);
                                                                                                       Trustee of Appleton Growth
                                                                                                       Fund.

WILLIAM E.               Trustee since    Trustee            Trustee; President and Owner,             Trustee, The Managers Funds
CHAPMAN, II (63)         8/02                                (1998 to Present) of Longboat             (9 portfolios); Trustee of
380 Gulf of Mexico                                           Retirement Planning Solutions             Managers AMG Funds (9
Drive, #531                                                  (consulting firm); part-time              portfolios), Managers Trust
Longboat Key, FL                                             employee delivering                       I (1 portfolio) and Managers
34228                                                        retirement and investment                 Trust II (11 portfolios).
                                                             education seminars (1/00
                                                             to Present) for Hewitt
                                                             Associates, LLC
                                                             (consulting firm);
                                                             Trustee (5/02 to
                                                             Present) of Bowdoin
                                                             College; various roles,
                                                             the last of which was
                                                             President of the
                                                             Retirement Plans Group
                                                             (1990 to 1998) with
                                                             Kemper Funds (mutual
                                                             funds group); investment
                                                             sales, marketing and
                                                             general management roles
                                                             (1966 to 1990) with
                                                             CIGNA (insurance group);
                                                             Trustee of Third Avenue
                                                             Trust (8/02 to Present).

LUCINDA FRANKS (58)      Trustee since    Trustee            Journalist (1969 to Present);             N/A
64 East 86th Street      7/99                                Special Correspondent, Talk
New York, NY                                                 Magazine (1999-2000);
10028                                                        Trustee of  Third Avenue
                                                             Trust (2/98 to Present).



EDWARD J. KAIER (59)     Trustee since    Trustee            Partner (1977 to Present) at              Trustee, The Managers Funds
111 N. Lowry's Lane      8/02                                Hepburn Willcox Hamilton &                (9 portfolios), Trustee of
Rosemont, PA 19010                                           Putnam (law firm); Trustee of             Managers AMG Funds (9
                                                             Trustee of Third Avenue Trust             portfolios), Managers Trust
                                                             (8/02 to Present).                        I (1 portfolio) and Managers
                                                                                                       Trust II (11 portfolios).


MARVIN MOSER,            Trustee since    Trustee            Clinical Professor of                     Director (1997 to Present)
M.D. (81)                7/99                                Medicine (1984 to Present) at             of Nutrition 21 Co.
13 Murray Hill Road                                          Yale University School of                 (marketing); Director (2002
Scarsdale, NY                                                Medicine; Trustee (1992 to                to Present) of Comprehensive
10583                                                        2002) of the Trudeau                      Neuroscience (research and
                                                             Institute (medical research               pharmaceutical site
                                                             institute); Senior Medical                management company).
                                                             Consultant (1974 to 2002) for
                                                             the National High Blood
                                                             Pressure Education Program of
                                                             the National Heart, Lung and
                                                             Blood Institute;
                                                             Trustee or Director of Third
                                                             Avenue Trust or its
                                                             predecessor (11/94 to
                                                             Present).



                         TERM OF
                         OFFICE AND       POSITION(S)
                         LENGTH OF        HELD WITH          PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS      TIME SERVED*     REGISTRANT         DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------      ------------      ----------        -------------------                       ---------------
ERIC RAKOWSKI (46)       Trustee since    Trustee            Professor (1990 to Present)               Trustee, The Managers Funds
571 Woodmont Avenue      8/02                                at University of California               (9 portfolios), Trustee of
Berkeley, CA 94708                                           at Berkeley School of Law;                Managers AMG Funds (9
                                                             Visiting Professor                        portfolios), Managers Trust
                                                             (1998-1999) at Harvard Law                I (1 portfolio) and Managers
                                                             School; Trustee                           Trust II (11 portfolios).
                                                             or Director of Third Avenue
                                                             Trust or its predecessor
                                                             (8/02 to Present).

MARTIN SHUBIK (78)       Trustee          Trustee            Seymour H. Knox Professor                 N/A
Yale University          since 7/99                          (1975 to Present) of
Dept. of Economics                                           Mathematical and
Box 2125, Yale                                               Institutional Economics,
Station                                                      Yale University;
New Haven, CT                                                Trustee or Director of
06520                                                        Third Avenue Trust or
                                                             its predecessor (11/90
                                                             to Present).


CHARLES C. WALDEN        Trustee          Trustee            Executive Vice-President of               N/A
(60)                     since 7/99                          Investments and Chief
11 Williamsburg                                              Investment Officer (1973 to
Circle,                                                      Present) Knights of Columbus
Madison, CT                                                  (fraternal benefit society
06443                                                        selling life insurance and
                                                             annuities); Trustee or
                                                             Director of Third Avenue
                                                             Trust or its predecessor
                                                             (5/96 to Present);
                                                             Chartered Financial
                                                             Analyst.


*Each trustee serves until his successor is duly elected and qualified.

**Messrs. Whitman and Barse are "interested trustees" of the Trust and the Adviser, Third Avenue Management LLC, due to their employment with and indirect ownership interests in the Adviser.

ADVISORY MEMBER OF THE TRUST

                            TERM OF
                            OFFICE AND            POSITION(S)
                            LENGTH OF             HELD WITH           PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS         TIME SERVED           REGISTRANT          DURING PAST 5 YEARS                  HELD BY TRUSTEE
-------------------         -----------           ----------          -------------------                  ---------------

Phyllis W. Beck* (78)       Advisory              Advisory Member      An Associate Judge (1981 to          N/A
GSB Building Suite 800      Member since                               Present) of the Superior
City Line & Belmont Ave.    8/02                                       Court of Pennsylvania;
Bala Cynwyd, PA                                                        Trustee of Third Avenue
19004-1611                                                             Variable Series Trust (7/99
                                                                       to 8/02); Trustee or Director
                                                                       of Third Avenue Trust or its
                                                                       predecessor (11/92 to 8/02).


*Phyllis W. Beck is the sister of Martin J. Whitman, Chairman of the Trust.

PRINCIPAL TRUST OFFICERS WHO ARE NOT TRUSTEES

                                  POSITION(S) HELD WITH         PRINCIPAL OCCUPATION(S)                         OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS               REGISTRANT                    DURING PAST 5 YEARS                             HELD BY OFFICER
------------------                -------------------           -------------------                             ---------------
VINCENT J. DUGAN (39)             Treasurer and CFO             Treasurer and Chief Financial                   N/A
622 Third Avenue                                                Officer (CFO) (9/04 to Present)
New York, NY 10017                                              of Third Avenue
                                                                Trust (3/90 to Present);
                                                                Treasurer and CFO
                                                                (9/04 to Present) of
                                                                Third Avenue Variable
                                                                Series Trust;
                                                                Chief Operating Officer (COO)
                                                                And CFO (8/04 to Present) of
                                                                Third Avenue
                                                                Management LLC and subsidiaries;
                                                                COO and CFO (8/04to Present)
                                                                of Third Avenue Holdings
                                                                Delaware LLC; COO and CFO
                                                                (8/04 to Present) of MJ Whitman
                                                                LLC and subsidiaries; Partner Ernst
                                                                & Young LLP (6/02 to 8/04); Partner
                                                                Arthur Andersen LLP (9/98 to 6/02).


W. JAMES HALL III (40)            General Counsel and           Chief Compliance Officer (2/05 to               N/A
622 Third Avenue                  Secretary                     4/05) of Third Avenue Trust,
New York, NY 10017                                              Third Avenue Variable Series Trust,
                                                                And Third Avenue Management LLC;
                                                                General Counsel and Secretary
                                                                (6/00 to Present) of Third Avenue
                                                                Trust; General Counsel
                                                                and Secretary (9/00 to
                                                                Present) of Third Avenue
                                                                Variable Series Trust;
                                                                General Counsel and Secretary
                                                                (9/00 to Present) of EQSF
                                                                Advisers, Inc., and its
                                                                successor, Third Avenue
                                                                Management LLC; General
                                                                Counsel and Secretary (12/00
                                                                to 7/02) of Danielson Holding
                                                                Corporation; General Counsel
                                                                and Secretary (5/00 to
                                                                Present) of M.J. Whitman,
                                                                Inc. and its successor, M.J.
                                                                Whitman LLC; General Counsel
                                                                and Secretary (5/00 to 8/02)
                                                                of M.J. Whitman Advisers,
                                                                Inc.; Associate (2/00 to
                                                                6/00) at Paul, Weiss,
                                                                Rifkind, Wharton & Garrison
                                                                LLP; Associate (11/96 to
                                                                1/00) at Morgan, Lewis &
                                                                Bockius LLP (law firms).

JOSEPH REARDON (45)               Chief Compliance Officer      Chief Compliance Officer (4/05 to               N/A
622 Third Avenue                                                Present) of Third Avenue Trust,
New York, NY 10017                                              Third Avenue Variable Series Trust,
                                                                and Third Avenue Management LLC;
                                                                Chief Compliance Officer (10/04 to3/05)
                                                                of WPG Tudor Fund, WPG Large Cap
                                                                Growth Fund, WPG Funds Trust; (3/00 to
                                                                3/05) Vice President and Secretary of
                                                                WPG Tudor Fund, WPG Large Cap
                                                                Growth Fund, WPG Funds Trust.


JULIE A. SMITH (33)               Assistant Treasurer           Assistant Treasurer (9/04 to                    N/A
622 Third Avenue                                                Present), Treasurer (5/04 to
New York, NY 10017                                              Present), Controller (9/01 to 9/02)
                                                                Assistant Controler (2/97 to 9/01)
                                                                of Third Avenue Trust and
                                                                Third Avenue Variable Series Trust,
                                                                Controller (8/02 to Present) of
                                                                Third Avenue Holdings Delaware LLC;
                                                                Controller (9/01 to Present), Assistant
                                                                Controller (2/97 to 9/01) of EQSF
                                                                Advisers, Inc. and its successor,
                                                                Third Avenue Management LLC and
                                                                Subsidiaries; Controller (8/02 to
                                                                Present), Assistant Controller (2/97
                                                                To 8/02) of Martin J. Whitman & CO.
                                                                Inc.; Assistant Controller (3/99 to 8/02)
                                                                Danielson Holding Corporation.



The Board of Trustees has established three committees, Audit, Valuation and Fair Value. The Audit Committee consists of Messrs. Walden, Aber and Shubik. The Audit Committee is directly responsible for the selection, compensation, retention and oversight of the work of the Trust's independent auditors. During the fiscal year ended December 31, 2004, the Audit Committee held three meetings. The Valuation Committee is composed of the Trust's President, Chief Financial Officer, and General Counsel, and the Fair Value Committee is composed of all independent Trustees of the Trust. These Committees will assist the Board in establishing valuation policies, in providing direction to the Adviser regarding the principles of valuating certain securities or types of securities, and in reviewing valuations determined by the Adviser. The Fair Value Committee and the Valuation Committee will be available to meet or confer as needed between Board meetings.

The Trust does not pay any fees to its officers for their services as such, but does pay each independent Trustee who is not affiliated with the Adviser an allocable share, based on net assets of the portfolios in the fund complex, a fee of $2,500 for each board meeting of the fund complex of the Board of Trustees that he or she attends, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays each independent Trustee an allocable share of an annual stipend of $40,000 on a quarterly basis each year for service to the fund complex. The Trust paid Trustees in the aggregate, $58,892 in such fees and expenses for the year ended December 31, 2004. Trustees do not receive any pension or retirement benefits. The Trustees on the Audit Committee receive $1,000 for each meeting they attend, and the Audit Committee Chairman will receive a yearly $1,000 retainer.


For  the  fiscal  year  ended  December  31,  2004,  the  aggregate   amount  of
compensation paid to each Trustee by the Trust is listed below.


                               COMPENSATION TABLE

                                                    AGGREGATE COMPENSATION FROM                       TOTAL COMPENSATION
                                                    REGISTRANT FOR FISCAL YEAR                     FROM REGISTRANT AND FUND
            NAME AND POSITION HELD                   ENDED DECEMBER 31, 2004*                      COMPLEX PAID TO TRUSTEES*
            ----------------------                   ------------------------                      -------------------------

Martin J. Whitman, Chairman, Trustee                              $0                                            $0
David M. Barse, President, CEO, Trustee                           $0                                            $0
Jack W. Aber, Trustee                                         $7,518                                       $51,500
William E. Chapman, II, Trustee                               $7,265                                       $55,000
Lucinda Franks, Trustee                                       $7,265                                       $49,500
Edward J. Kaier, Trustee                                      $7,265                                       $55,000
Marvin Moser, Trustee                                         $7,265                                       $49,500
Eric Rakowski, Trustee                                        $7,265                                       $49,500
Martin Shubik, Trustee                                        $7,518                                       $57,000
Charles C. Walden, Trustee                                    $7,531                                       $57,250


*Amount does not include reimbursed expenses for attending Board meetings, which amounted to $9,899 for all Trustees as a group.

                             TRUSTEE SHARE OWNERSHIP


The following chart provides information about each Trustee's share ownership in the Portfolio and the fund complex as of December 31, 2004:



                                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                     DOLLAR RANGE OF EQUITY                          SECURITIES IN ALL PORTFOLIOS
        NAME OF TRUSTEE                           SECURITIES IN THE PORTFOLIO*                            IN THE FUND COMPLEX
        ---------------                           ----------------------------                      -------------------------------


INTERESTED TRUSTEES

Martin J. Whitman                                Third Avenue Value Portfolio - $0                            over $100,000
David M. Barse                                   Third Avenue Value Portfolio - $0                            over $100,000

INDEPENDENT TRUSTEES

Jack W. Aber                                     Third Avenue Value Portfolio - $0                            over $100,000
William E. Chapman, II                           Third Avenue Value Portfolio - $0                            over $100,000
Lucinda Franks                                   Third Avenue Value Portfolio - $0                            $50,001-$100,000
Edward J. Kaier                                  Third Avenue Value Portfolio - $0                            over $100,000
Marvin Moser                                     Third Avenue Value Portfolio - $0                            over $100,000
Eric Rakowski                                    Third Avenue Value Portfolio - $0                            $50,001-$100,000
Martin Shubik                                    Third Avenue Value Portfolio - $0                            over $100,000
Charles C. Walden                                Third Avenue Value Portfolio - $0                            over $100,000

*The Trustees of the Trust do not own shares of the Third Avenue Value Portfolio because the Portfolio shares are sold only to separate accounts of insurance companies.

                             PRINCIPAL STOCKHOLDERS

On January 31, 2005, to the knowledge of the management of the Portfolio, only American Express Financial Advisers, which beneficially owned 12,73,152 shares (75% of the outstanding shares) and Ameritas Variable Life Insurance Company, which beneficially owned 3,502,507 shares (21% of the outstanding shares) in each case, on behalf of holders of variable annuity contracts, beneficially owned more than 5% of the outstanding shares of the Fund.

As currently required under law, the above insurance companies vote their shares of the Portfolio in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. Accordingly, the insurance companies are deemed to control the Portfolios.

                               INVESTMENT ADVISER


The Investment Adviser to the Third Avenue Variable Series Trust is Third Avenue Management LLC. The parent company of the Adviser is Third Avenue Holdings Delaware LLC, which the majority is owned by Affiliated Managers Group, Inc. ("AMG") and the remaining portion is owned by the senior management of the Adviser, including Martin J. Whitman, other key employees of the Adviser, and the children of Martin J. Whitman. AMG is a holding company that holds interests in several investment management firms. The day-to-day activities of the Adviser, including all investment advice, are managed by the Adviser's senior management.


The following individuals are affiliated persons of the Trust and Adviser:




                    CAPACITY WITH TRUST            CAPACITY WITH ADVISER
                    ------------------             -----------------------
Martin J. Whitman   Chairman                       Co-CIO
David M. Barse      President, CEO and Trustee     President, CEO and Director
Vincent Dugan       Treasurer and CFO              COO and CFO
W. James Hall       General Counsel and Secretary  General Counsel and Secretary
Joseph Reardon      Chief Compliance Officer       Chief Compliance Officer
Julie A. Smith      Assistant Treasurer            Controller

                          INVESTMENT ADVISORY AGREEMENT

The investment advisory services of the Adviser are furnished to the Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement") most recently approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) on June 3, 2004, and by the shareholders of the Portfolio at a Special Meeting held on August 7, 2002. The Adviser (or its predecessor entity) has provided investment advisory services to the Portfolio since its inception.

In evaluating the Advisory Agreement, the Board reviewed materials furnished by the Adviser relevant to its decision. Under the Advisory Agreement, the Adviser supervises and assists in the management of the Trust, provides investment research and research evaluation, and makes and executes recommendations for the purchase and sale of securities. Although the Adviser is responsible for selecting brokers and obtaining best execution, the Advisory Agreement does not require the Adviser to maintain a trading desk for that purpose (see "Portfolio Trading Practices" discussed below). The Adviser furnishes at its expense all necessary office equipment and personnel necessary for performance of the obligations of the Adviser and pays the compensation of officers of the Trust. However, in the event that any person serving an officer of the Trust has both executive duties attendant to such offices and administrative duties to the Trust apart from such officer, the Adviser does not pay any amount relating to the performance of such administrative duties.


All other expenses incurred in the operation of the Portfolio and the continuous offering of its shares, including taxes, fees and commissions, bookkeeping expenses, fund employees, expenses of redemption of shares, charges of administrators, custodians and transfer agents, auditing and legal expenses and fees of independent Trustees are borne by the Portfolio. From time to time, the Adviser may waive receipt of its fees and/or assume certain expenses of the Portfolio, which would have the effect of lowering the expense ratio of the Portfolio and increasing yield to investors.

The Advisory Agreement continues from year to year if approved annually by the Board of Trustees of the Trust or a majority of the outstanding voting securities of the Trust, and by vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without penalty, upon 60 days written notice by either party to the other, and will automatically be terminated upon any assignment thereof.


For the investment advisory services provided by the Adviser, the Portfolio pays the Adviser a monthly fee of 1/12 of 0.90% (an annual rate of 0.90%) of the average daily net assets in the Portfolio during the prior month. Under current arrangements, whenever, in any fiscal year, the Portfolio's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.30% of average daily net assets of the Portfolio, the Adviser is obligated to reimburse the Portfolio in an amount equal to that excess. If the Portfolio's operating expenses fall below the expense limitation, the Portfolio will begin repaying the Adviser for the amount contributed on behalf of the Portfolio. This repayment will continue for up to three years after the end of the fiscal year in which an expense is reimbursed by the Adviser, subject to the expense limitation, until the Adviser has been paid for the entire amount contributed or such three-year period expires. Either the Adviser or the Trust may terminate the foregoing reimbursement arrangements at any time.

As of the fiscal year ended December 31, 2004, there are no waivers and reimbursements that remain subject to potential repayment to the Adviser under the current arrangements described above.

After giving effect to waivers and reimbursements and subsequent repayments, the aggregate advisory fees paid by the Portfolio to the Adviser (and its predecessor) were $3,128,510, $2,309,981, and $1,798,396, for the fiscal years ending December 31, 2004, 2003, and 2002, respectively.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

         As of December 31, 2004, Martin J. Whitman managed or was a member of the management team for the following accounts (other than the Third Avenue Variable Series Trust):

-------------------------------------------------------------------------------------------------------------
Type of Account             Number of Accounts     Assets of Accounts      Number of           Assets
                                                                           Accounts Subject    Subject to a
                                                                           to a Performance    Performance
                                                                           Fee                 Fee
-------------------------------------------------------------------------------------------------------------
Registered Investment       3                      $4,417,060,932          0                   0
Companies
-------------------------------------------------------------------------------------------------------------
Pooled Investment           N/a                    N/a                     N/a                 N/a
Vehicles Other Than
Registered Investment
Companies
-------------------------------------------------------------------------------------------------------------
Other Accounts              13*                    Over $1 million         0                   0
-------------------------------------------------------------------------------------------------------------

* Martin J. Whitman manages these accounts in a personal capacity and receives no advisory fee for those accounts.

         As of December 31, 2004, Curtis R. Jensen managed or was a member of the management team for the following accounts (other than the Third Avenue Variable Series Trust):

-------------------------------------------------------------------------------------------------------------
Type of Account            Number of Accounts    Assets of Accounts      Number of           Assets Subject
                                                                         Accounts Subject    to a
                                                                         to a Performance    Performance
                                                                         Fee                 Fee
-------------------------------------------------------------------------------------------------------------
Registered Investment      3                     $1,888,269,828          0                   0
Companies
-------------------------------------------------------------------------------------------------------------
Pooled Investment          N/a                   N/a                     N/a                 N/a
Vehicles Other Than
Registered Investment
Companies
-------------------------------------------------------------------------------------------------------------
Other Accounts             4*                    Over $1 million         0                   0
-------------------------------------------------------------------------------------------------------------

*Curtis R. Jensen manages these accounts in a personal capacity and receives no advisory fee for those accounts.

         As of December 31, 2004, Michael R. Lehmann managed or was a member of the management team for the following accounts (other than the Third Avenue Variable Series Trust):

-------------------------------------------------------------------------------------------------------------
Type of Account            Number of Accounts     Assets of Accounts     Number of           Assets Subject
                                                                         Accounts Subject    to a
                                                                         to a Performance    Performance
                                                                         Fee                 Fee
-------------------------------------------------------------------------------------------------------------
Registered Investment      N/a                    N/a                    N/a                 N/a
Companies
-------------------------------------------------------------------------------------------------------------
Pooled Investment          N/a                    N/a                    N/a                 N/a
Vehicles Other Than
Registered Investment
Companies
-------------------------------------------------------------------------------------------------------------
Other Accounts             373*                   $1,229,951,063         0                   0
-------------------------------------------------------------------------------------------------------------

*Wrap relationships count as one account. Of these accounts, Mr. Lehmann manages seven accounts in a personal capacity with assets in excess of $1 million, for which he receives no advisory fee.

         The Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are private partnerships or have performance or higher fees paid to the Adviser, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolio. In addition, the Adviser, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Portfolio. Actions with respect to securities of the same kind may be the same as or different from the action which the Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the officers, managers, board members and employees of any of them has any substantial economic interest or possesses material non-public information. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account or when a sale in one account lowers the sale price received in a sale by a second account.

         Circumstances may arise under which the Adviser determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, the Adviser will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Portfolio, the Adviser may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio.

PORTFOLIO MANAGER COMPENSATION

         Compensation is structured such that key professionals benefit from remaining with the firm. Each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Adviser. The bonus is determined in the discretion of senior management of the Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Portfolio managers who perform additional management functions within the Adviser may receive additional compensation in these other capacities.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

         As of December 31, 2004, the end of the Portfolio's most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolio is shown below:

------------------------------------------------------------------------------
PORTFOLIO MANAGER*           DOLLAR RANGE OF THE PORTFOLIO'S SECURITIES OWNED*
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Martin J. Whitman            N/a
------------------------------------------------------------------------------
Curtis R. Jensen             N/a
------------------------------------------------------------------------------
Michael R. Lehmann           N/a
------------------------------------------------------------------------------

*The portfolio managers listed are not invested in shares of the Portfolio because shares are only available to certain insurance company separate accounts funding variable annuity contracts and variable life insurance products.

                                   DISTRIBUTOR

The distribution services of M.J. Whitman LLC, 622 Third Avenue, New York, NY 10017, the Portfolio's Distributor, are furnished to the Portfolio pursuant to a Distribution Agreement (the "Distribution Agreement"). Under the Distribution Agreement, the Distributor shall (1) assist in the sale and distribution of the Portfolio's shares on a continuous basis; and (2) qualify and maintain the qualification as a broker-dealer in such states where shares of the Portfolio are registered for sale. The Distributor receives no payment from the Portfolio's other intermediaries or investors in the Portfolio for distribution of the Portfolio's shares. However, the Distributor does receive revenues from the Portfolio in connection with executing portfolio transactions on behalf of the Portfolio. See "Portfolio Trading Practices."

                             NET UNDERWRITING      COMPENSATION ON
NAME OF PRINCIPAL              DISCOUNTS AND       REDEMPTIONS AND           BROKERAGE               OTHER
UNDERWRITER                     COMMISSIONS          REPURCHASES            COMMISSIONS          COMPENSATION
-----------                     -----------          -----------            -----------          ------------
M.J. Whitman LLC                   N/a                  N/a                 $224,697                 N/a

David M. Barse, Vincent Dugan and W. James Hall, who are executive officers of the Trust and the Adviser, are also executive officers of the Distributor, and participate in the profits of the Distributor but not directly in revenues attributable to any brokerage transaction on behalf of the Portfolio.

The Distribution Agreement will remain in effect provided that it is reviewed and approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party and by the Board of Trustees or by a majority of the Portfolio's outstanding shares. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not less than 60 days written notice.

                                  ADMINISTRATOR

The Portfolio has entered into a Services Agreement (the "Services Agreement") with PFPC Inc. ("PFPC") (including its predecessor in interest). The Services Agreement provides that PFPC will provide certain accounting, transfer agency and shareholder services to the Portfolio. The Services Agreement may be terminated at any time without penalty, upon 180 days written notice by either party to the other, and will automatically be terminated upon any assignment thereof. The Portfolio has entered into an Administration Agreement (the "Administration Agreement") with the Adviser, which provides that the Adviser shall provide all other administrative services to the Portfolio other than those relating to those performed by PFPC under the Services Agreement. The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC pursuant to which PFPC performs certain of those services on behalf of the Adviser. Pursuant to the Administration Agreement, the Adviser (or PFPC, if so delegated by the Adviser under the Sub-Administration Agreement) provides blue sky administration, performs bill processing and payment services, completes industry questionnaires, and prepares financial, management, tax and regulatory reports.


For the fiscal years ended December 31, 2004, 2003, and 2002, the Portfolio paid $32,000 per year in fees to the Adviser (or its predecessor entity) for these services.


                                    CUSTODIAN

Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, NJ 08540-6231, serves as custodian for the Portfolio pursuant to a Custodian Agreement. Under such agreement, the Custodian (1) maintains a separate account or accounts in the name of the Portfolio; (2) holds and transfers portfolio securities on account of the Portfolio; (3) accepts receipts and makes disbursements of money on behalf of the Portfolio; (4) collects and receives all income and other payments and distributions on account of the Portfolio's securities; and (5) makes periodic reports to the Board of Trustees concerning the Portfolio's operations. CTC will custody the Portfolio's foreign assets with foreign custodians, pursuant to the requirements of Rule 17f-5 under the 1940 Act.

                       TRANSFER AND DIVIDEND PAYING AGENT

PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212, is the transfer and dividend paying agent for the Portfolio.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, is the independent registered public accounting firm for the Portfolio. The independent registered public accounting firm audits the financial statements of the Portfolio following the end of each fiscal year and provides a report to the Board of Trustees of the results of the audit.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund's portfolio holdings to third parties. The Fund discloses its top ten portfolio holdings on a monthly basis approximately 15 business days after month end by posting this information on its website and discloses substantially all of its portfolio holdings on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end. These disclosures are publicly available on an ongoing basis.

Other disclosures of portfolio holdings information will only be made following a determination by the Fund's Chief Compliance Officer that the disclosures are for a legitimate business purpose and that the recipient has agreed in writing that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. No other officer or employee of the Trust or its affiliates is authorized to make such other disclosures without such a determination by the Chief Compliance Officer. The only parties that are currently authorized to receive additional information are service providers to the Fund - namely, the Adviser, PFPC, CTC, independent registered public accounting firm and each of their respective affiliates and advisers, who receive such information regularly in the course of providing services for the Fund. It is not the present intention of the Fund to allow any disclosure beyond these parties. The Trustees will, on a quarterly basis, be provided with a list of any new recipients of portfolio information (along with information on the nature of the recipient and details of the disclosures) in order to provide oversight of this function. Any such new recipient would also be required to confirm in writing both a duty of confidentiality and a duty not to trade on non-public information. It is the intention of the Fund to have any recipient of information reaffirm their duties at least annually.


The Trust's policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with any disclosures of portfolio holdings. In light of the narrowly restricted group of parties that will receive non-public disclosure of portfolio holdings, the Trust believes that the foregoing procedures substantially eliminate the likelihood of conflicts regarding use of this information between the interests of shareholders and the interests of affiliates of the Trust, including the Adviser and the Underwriter. In the event that the Chief Compliance Officer or other officer or employee of the Trust or an affiliate believes that a conflict has arisen, he or she is required to raise the matter for resolution in accordance with the Trust's procedures for such potential conflicts. In addition, any unauthorized disclosures will be reported to the Board on at least a quarterly basis.

                                 CODE OF ETHICS


The Trust, the Adviser and the Distributor have adopted a code of ethics as required by the 1940 Act, the Investment Advisers Act of 1940 and relevant SEC rules. The code of ethics applies to all individuals who have access to or knowledge of the Portfolio's activities. The code of ethics permits these individuals to transact in securities only pursuant to relevant restrictions and prior approval and reporting procedures adopted in conformance with the 1940 Act and SEC Rules. Among other things, the code of ethics prohibits access persons from transacting in securities on the same day that the Portfolio is making transactions in the same securities absent exceptional circumstances.


                              PROXY VOTING POLICIES

The Trust on behalf of the Portfolio, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Portfolio. Under the Adviser's proxy voting policy, client portfolio securities must be voted in the best interests of the clients.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines set forth in its proxy voting policy. The proxy guidelines address, for example, Adviser's clients' elections of directors, classified boards, cumulative voting and blank check preferred stock. The guidelines are subject to exceptions on a case-by-case-basis, as discussed below. On issues not specifically addressed by the guidelines, the Adviser will analyze how the proposal may affect the value of the Fund(s) holding the security and vote in accordance with what it believes to be the best interests of Fund shareholders.

The Adviser will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, the Adviser may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

The Adviser's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held by the Portfolio. The Accounting Department forwards proxy and other solicitation materials received to the General Counsel or his designee who presents the proxies to the Adviser's Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers designated by the Adviser's President, determines how the proxies will be voted applying the Adviser's policy guidelines. The Adviser's General Counsel or his designee field any potential conflict issues and documents voting determinations. The Proxy Voting Committee may seek the input of the Adviser's Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines must be documented in writing. The Adviser's General Counsel or his designee instructs the Accounting Department to vote the proxies in accordance with determinations reached under the process described above. The Accounting Department votes the proxies by an appropriate method in accordance with instructions received.

Any employee of the Adviser who may have direct or indirect influence on a proxy voting decision who becomes aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest is required to bring the issue to the Adviser's General Counsel. The Adviser's General Counsel will analyze each potential or actual conflict presented to determine materiality and will document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, the Adviser's General Counsel is required to address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that the Adviser votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise the Adviser how to vote or
(5) presenting the conflict to the Board of Trustees of the Fund and obtaining direction on how to vote.

The Adviser maintains required records relating to votes cast, client requests for information and the Adviser's proxy voting policies and procedures in accordance with applicable law.

For anyone wishing to receive information on how a Fund voting during a year, the information can be obtained without cost:

     o    on the Funds' website at www.thirdavenuefunds.com, or

     o    on a web site maintained by the SEC, www.sec.gov.

                           PORTFOLIO TRADING PRACTICES

Under each Fund Advisory Agreement between the Trust and the Adviser, the Adviser has the responsibility of selecting brokers and dealers. The Adviser is not obligated to maintain a trading desk to assist in selecting brokers and dealers or to execute portfolio transactions. In placing portfolio transactions with brokers and dealers, the Adviser seeks best execution which consists of an effort to obtain satisfactory service in the execution of orders at the most favorable prices (which in the case of principal transactions, include a mark-up or markdown and in the case of brokerage transactions, at reasonable commission rates). In the experience of the Adviser, it is often able to obtain at least as favorable prices and execution after commission through its affiliated brokers, often where those brokers execute through an ECN acting as an exchange or with a primary market maker. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions or other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all if selling large blocks is involved, the ability and willingness of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are to a large degree qualitative in nature and are also weighed by management in determining the overall reasonableness of brokerage commissions paid. In allocating any such portfolio brokerage, the Adviser is aware of the research, statistical and other factual information provided by various brokers from time to time to the Adviser, but does not base its decision on the receipt of such information and does not have or intend to enter into any soft dollar arrangements with broker-dealers whereby the Adviser would receive any research or execution services in return for executing portfolio transactions for the Fund through such broker. Such information as is received from time to time is available to the Adviser for the benefit of all clients of the Adviser and its affiliates and it is not practical for the Adviser to assign a particular value to any such service.

The Adviser intends to use M.J. Whitman LLC and Private Debt LLC, who are affiliated with the Adviser, as brokers for the Fund where, in the Adviser's judgment, such firms will be able to obtain a price and execution at least as favorable as other qualified brokers. M.J. Whitman LLC is a securities broker-dealer, and Private Debt LLC is a broker of various types of debt instruments that are not considered securities under the Securities Exchange Act. In determining the commissions to be paid to M.J. Whitman LLC and Private Debt LLC, it is the policy of the Adviser that such commissions will, in the judgment of the Adviser, be (i) at least as favorable as those which would be charged by other qualified brokers having comparable execution capability and
(ii) at least as favorable as commissions contemporaneously charged by M.J. Whitman LLC or Private Debt LLC, as the case may be, on comparable transactions for its most favored unaffiliated customers, except for any customers of M.J. Whitman LLC or Private Debt LLC, as the case may be, considered by a majority of the independent Trustees not to be comparable to the Fund. The Adviser does not deem it practicable or in the best interests of the Fund to solicit competitive bids for commission rates on each transaction. However, consideration is regularly given to information concerning the prevailing level of commissions charged on comparable transactions by other qualified brokers.

The Trustees from time to time, at least on a quarterly basis, review, among other things, all the Fund's portfolio transactions, including information relating to the commissions charged by M.J. Whitman LLC and Private Debt LLC to the Fund and to their other customers, information concerning the prevailing level of commissions charged by other qualified brokers, and information regarding the price and quality of execution of M.J. Whitman LLC compared to other brokers. In addition, the procedures pursuant to which M.J. Whitman LLC and Private Debt LLC effect brokerage transactions for the Fund must be reviewed and approved no less often than annually by a majority of the independent Trustees. David M. Barse, W. James Hall and Vincent Dugan, who are executive officers of the Trust and the Adviser, are also executive officers of M.J. Whitman LLC and Private Debt LLC, and participate in the profits of such firms, as may Martin J. Whitman, who is a Trustee of the Trust and Co-Chief Investment Officer of the Adviser, and an equity holder in the parent of the Adviser.

Under its Advisory Agreement with the Trust, the Adviser has discretion to pay a greater amount if it, in good faith, determines that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, either in terms of that particular transaction or in fulfilling the overall responsibilities of the Adviser to the Portfolio. However, as described above, the Adviser does not and does not intend to exercise this discretion.


To the knowledge of the Fund, no affiliated person of the Fund receives give-ups or reciprocal business in connection with security transactions of the Fund. The Fund does not effect securities transactions through brokers in accordance with any formula, nor will it take the sale of Fund shares into account in the selection of brokers to execute security transactions. However, brokers who execute brokerage transactions for the Fund, including M.J. Whitman LLC and Private Debt LLC, from time to time may effect purchases of Fund shares for their customers. M.J. Whitman LLC pays a portion of its brokerage commissions to other brokerage firms and its clearing agents. The Board of Trustees of the Trust has adopted policies and procedures which prohibit the direction of Fund transactions for compensation for promotion or distribution of Fund shares.


For the fiscal year ended December 31, 2004, the Portfolio incurred total brokerage commissions of $257,254, of which approximately $224,697 (or 87%) was paid to M.J. Whitman LLC. For the fiscal year ended December 31, 2003, the Portfolio incurred total brokerage commissions of $316,604, of which approximately $279,472 (or 88%) was paid to M.J. Whitman LLC. For the fiscal year ended December 31, 2002, the Portfolio incurred total brokerage commissions of $206,747, of which approximately $140,689 (or 68%) was paid to M.J. Whitman LLC (or its predecessor entity).

For the fiscal year ended December 31, 2004, the Portfolio effected 92% of its total agency transactions for which commissions were paid through M.J. Whitman LLC. Commissions paid by the Portfolio to M.J. Whitman LLC are paid at a competitive rate. Additional transactions were executed through other broker-dealers acting as broker or principal.

                                SHARE INFORMATION

All shares of the Portfolio have one vote and when duly issued will be fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional Portfolios with different objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act, and the laws of the State of Delaware.

Shares of the Portfolio have equal noncumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees. The Shares of the Portfolio also have equal rights with respect to dividends, assets and liquidation of the Portfolio and are subject to any preferences, rights or privileges of any classes of shares of the Portfolio. The Trust is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes requiring shareholder approval, such as changing fundamental investment policies or upon the written request of 10% of the Portfolio shares to replace its Trustees.

                                 PURCHASE ORDERS

The purchase of shares of the Portfolio is currently limited to separate accounts (the "Accounts") of insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts") as explained in the Prospectus. The Portfolio reserves the right, in its sole discretion, to refuse purchase orders. Without limiting the foregoing, the Portfolio will consider exercising such refusal right when it determines that it cannot effectively invest the available funds on hand in accordance with the Portfolio's investment policies.

                              REDEMPTION OF SHARES

The procedure for redemption of Portfolio shares under ordinary circumstances is set forth in the Prospectus and in the separate Prospectus relating to the Contracts which accompanies the Prospectus. In unusual circumstances, such as in the case of a suspension of the determination of net asset value, the right of redemption is also suspended and, unless redeeming shareholders withdraw their certificates from deposit, they will receive payment of the net asset value next determined after termination of the suspension. The right of redemption may be suspended or payment upon redemption deferred for more than seven days: (a) when trading on the New York Stock Exchange ("NYSE") is restricted; (b) when the NYSE is closed for other than weekends and holidays; (c) when the SEC has by order permitted such suspension; or (d) when an emergency exists making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (a), (c) or (d) exist.

                         CALCULATION OF NET ASSET VALUE

The net asset value per share of the Portfolio's shares will be determined on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.


For purposes of determining the Portfolio's net asset value per share, readily marketable portfolio securities traded on a market for which actual transaction prices are published daily generally are valued at the last sale price on the principal such market as of the close of the regular trading session of the NYSE on the business day as of which such value is being determined. Readily marketable securities traded on a market for which only bid and ask quotations are available generally, are valued at the mean between the last bid and ask prior to such valuation time. Any other readily marketable securities generally are valued on the basis of actual transactions or firm bid quotations. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from an independent dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. For securities whose principal market is closed at the time of which the Portfolio calculates its net asset value, the valuation may take into account subsequent market activity in other markets along with other factors. Pricing services are utilized regularly in the valuation process and spreads and other methods of assisting in valuation may also be utilized. The Trust has retained a third party service provider that, under certain circumstances, applies a statistical model to provide fair value pricing for foreign securities with principal markets that are no longer open when the Portfolio calculates its NAV, and certain events have occurred after the principal markets have closed but prior to the time as of which the Portfolio computes its net asset value. This means that the Portfolio's NAV may be based, at least in part, on prices other than those determined as of the close of the principal market in which such assets trade.


Assets that are not considered to be readily marketable are valued by the Adviser at fair value, which is generally taken to be the amount for which the asset could be sold in an orderly disposition over a reasonable time period taking into account the nature of the asset, under procedures established by and under the general supervision and responsibility of the Portfolio's Board of Trustees. Fair valuation is inherently imprecise and becomes more so as the range and depth of market participants and information about the asset diminish. In determining fair value, the Adviser reviews various factors to determine whether to value the asset on the basis of public markets, private transactions, an analytical method or at cost. The Adviser's methodologies and determinations of fair value are reviewed at least quarterly by the Board of Trustees.

                 DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

The following is a summary of certain U.S. federal income tax rules applicable to regulated investment companies subject to Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to insurance companies subject to Subchapter L of the Code whose variable contract separate accounts purchase shares of the Portfolio. The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS"), and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular shareholder. This discussion is limited to shareholders who hold their shares as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein. The Portfolio has not received any legal opinion regarding any tax consequences related to the Portfolio or an investment in the Portfolio. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the federal income tax consequences of acquiring, holding, and disposition of shares of the Portfolio, as well as the effects of state, local and non-U.S. tax laws.

The Portfolio has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. So long as the Portfolio so qualifies, it will not be subject to federal income tax on its investment company taxable income including net short-term capital gain, if any, realized during any fiscal year to the extent that it distributes such income and gain to the Portfolio's shareholders. As a regulated investment company, the Portfolio is not allowed to utilize any net operating loss deduction realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year. The Portfolio is allowed, however, to carry forward any net capital loss for eight years. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of such Portfolio's taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

To qualify as a regulated investment company, the Portfolio must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income or gain it distributes to its shareholders.

The Portfolio will either distribute or retain for reinvestment all or part of any net capital gain. If any such net capital gain is retained, the Portfolio will be subject to a tax of 35% of such retained amount. In that event, the Portfolio expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes, as long-term capital gain, its share of such undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Portfolio against its federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Portfolio by an amount equal to 65% of the amount of the undistributed capital gain included in such shareholder's gross income.

Although distributions by the Portfolio will generally be treated as subject to tax in the year in which they are paid, distributions declared by the Portfolio in October, November or December, payable to shareholders of record on a specified date during such month and paid by the Portfolio during January of the following year, will be deemed to be received on December 31 of the year the distribution is declared, rather than when the distribution is received.

To avoid a 4% excise tax, if the  Portfolio  does not meet the  requirements  of
Section 4982(f) of the Code, the Portfolio will generally be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of each year), plus any amounts that were not distributed in previous taxable years and which were not previously subject to federal income tax.

If the Portfolio failed to qualify as a regulated investment company, the Portfolio would be subject to tax as an ordinary corporation on its taxable income (even if such income were distributed to shareholders) and all distributions out of earnings and profits would be subject to tax as ordinary income at the shareholder level. In addition, any segregated asset account that holds shares of the Portfolio may be deemed not to satisfy the diversification requirements of Section 817(h) of the Code, described below, and as a result any Contract supported in whole or in part by that segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes and an owner of such a Contract would be taxed currently on the income credited to the Contract.

The Portfolio's transactions, if any, in instruments such as foreign currencies, forward contracts, options, swaps and futures contracts (including options and forward contracts on foreign currencies) and stock of certain foreign companies may be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio, defer Portfolio losses, and/or impose additional charges in the nature of interest. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (1) may require the Portfolio to mark-to-market certain types of its positions (i.e., treat them as if they were closed out at the end of the Portfolio's fiscal year) and 2) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

Income from investments in foreign securities received by the Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions which would reduce the yield on such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. It is expected that shareholders of the Portfolio will not be able to claim a federal income tax credit or deduction for such foreign taxes, in which event such taxes will ordinarily be deductible by the Portfolio.

The Portfolio may invest in stocks of passive foreign investment companies ("PFICs") and consequently may be subject to federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Portfolio to its stockholders. The tax would be determined by allocating such distribution or gain ratably to each day of the Portfolio's holding period for the stock. The amount so allocated to any taxable year of the Portfolio prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Portfolio at the highest marginal federal corporate income tax rate in effect for the year to which such amount was allocated, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Portfolio 's investment company taxable income and, accordingly, would not be taxable to the Portfolio to the extent distributed by the Portfolio as a taxable dividend to stockholders.

The Portfolio may be able to elect to treat a PFIC as a "qualified electing fund," in lieu of being taxable in the manner described in the above paragraph, and to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of such PFIC. In order to make this election, the Portfolio would be required to obtain annual information from the PFIC, which information may be difficult to obtain, making such an election impracticable in many circumstances. Alternatively, the Portfolio may elect to mark-to-market at the end of each taxable year all shares that it holds in a PFIC. If the Portfolio makes this election, the Portfolio would recognize as ordinary income any increase in the value of such shares over the Portfolio's adjusted basis in such shares and as ordinary loss any decrease in such value to the extent such decrease does not exceed prior increases. The mark-to-market election may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

The federal income tax treatment of the various high yield debt securities and other debt instruments (collectively, "Instruments" and individually, an "Instrument") which may be acquired by the Portfolio will depend, in part, upon the nature of those Instruments and the application of various tax rules. The Portfolio may derive interest income through the accrual of stated interest payments or through the application of the original issue discount rules, the market discount rules or other similar provisions. The Portfolio may be required to accrue original issue discount income, and in certain circumstances the Portfolio may be required to accrue stated interest even though no concurrent cash payments will be received. If the Portfolio acquires an Instrument at a discount and the terms of that Instrument are subsequently modified, the Portfolio could be required to recognize gain at the time of the modification even though no cash payments will have been received at that time. The market discount rules, as well as certain other provisions, may require that a portion of any gain recognized on the sale, redemption or other disposition of an Instrument be treated as ordinary income as opposed to capital gain. Also, under the market discount rules, if the Portfolio were to receive a partial payment on an Instrument, the Portfolio could be required to recognize ordinary income at the time of the partial payment even though the Instrument may ultimately be settled at an overall loss. As a result of these and other rules, the Portfolio may be required to recognize taxable income that it would be required to distribute even though the underlying Instruments have not made concurrent cash distributions to the Portfolio.

The body of law applicable to many of the investment instruments discussed above is complex and in certain circumstances, not well developed. Thus the Portfolio and its Advisers may be required to interpret various provisions of the Code and the Treasury Regulations and take certain positions on the Portfolio's tax returns in situations where the law is somewhat uncertain.

The Portfolio will be managed pursuant to investment guidelines designed to be consistent with the diversification requirements set forth in Section 817(h) of the Code (the "Diversification Requirements"), and the Treasury Regulations promulgated thereunder. Section 817(h) of the Code requires, among other things, that on the last day of each calendar quarter (or within 30 days thereafter) the assets of the Portfolio be diversified as follows: (i) no more than 55% of the value of the total assets of the Portfolio may be represented by any one investment; (ii) no more than 70% of the value of the total assets of the Portfolio may be represented by any two investments; (iii) no more than 80% of the value of the total assets of the Portfolio may be represented by any three investments; and (iv) no more than 90% of the value of the total assets of the Portfolio may be represented by any four investments. For purposes of Section 817(h) of the Code, all securities of the same issuer will be treated as a single investment, and with respect to government securities, each government agency or instrumentality will be treated as a single separate issuer. Section 817(h) also provides, as a safe harbor, that the Portfolio will be adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the Portfolio's total assets are cash and cash items, government securities, and securities of other regulated investment companies.

The Portfolio expects that the shares of the Portfolio purchased by an Account will constitute all of the assets of each segregated asset account (as determined for U.S. federal income tax purposes) of the Account holding shares of the Portfolio. A "look-through" rule provided under Section 817, if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Because the Portfolio is offering its shares only to Accounts, an Account should be able to apply the "look-through" rule to determine if the segregated asset account supporting a Contract has met the Diversification Requirements. Although the Portfolio intends to manage its investments so that the Portfolio itself will meet the diversification requirements and to sell its shares only to Accounts, no assurance can be given that the "look-through" rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified.

In the event the assets of a segregated asset account of an Account have not met the Diversification Requirements, a Contract supported by that segregated asset account will not be treated as a life insurance or annuity contract for federal income tax purposes and the owner of the Contract will be taxed on any income on the Contract.

Generally, distributions paid by the Portfolio of its ordinary income, net short-term capital gain, and long-term capital gain will be includible in the gross income of a life insurance company holding Portfolio shares in an Account. To the extent that the dividends paid by the Portfolio represent dividends qualifying for the dividends received deduction at the Portfolio level, such dividends will be eligible for the dividends received deduction by an insurance company to the extent such deduction is the company's share of the dividend received deduction and is available to life insurance companies under Subchapter
L. The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain, or loss attributable to Account assets held by an insurance company for a Contract and generally provide for reserve adjustments, which largely offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential for gain or loss upon the disposition of separate account assets that have increased or decreased in value. These rules generally prevent an insurance company from being taxed on the company's share of actual or deemed income from separate account assets to the extent such income has been reflected in the value of supported variable contracts. Such income may be subject to state and local taxes, although in most jurisdictions insurance companies are not taxed on investment income; in such states where investment income is taxed, the state and local tax treatment of such income generally will conform to the federal tax treatment. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter M of the Code with the provisions of Subchapter L of the Code and any applicable state and local taxes.


                              FINANCIAL STATEMENTS


The Portfolio's financial statements and notes thereto appearing in the Annual Report to Shareholders dated December 31, 2004 and the report thereon of PricewaterhouseCoopers LLP, registered independent public accounting firm, appearing therein, are incorporated by reference in this SAI. The Portfolio will issue unaudited semi-annual and audited annual financial statements.

                                    APPENDIX

                      DESCRIPTION OF CORPORATE BOND RATINGS

                         STANDARD & POOR'S RATINGS GROUP

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

        I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

        II.     Nature and provisions of the obligation.

        III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  AAA--Debt  rated  "AAA" has the  highest  rating  assigned  by
                  Standard  &  Poor's.   Capacity  to  pay  interest  and  repay
                  principal is extremely strong.

                  AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                  A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                  BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  BB, B, CCC, CC, C--Debt rated "BB", "B", "CCC", "CC", and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB--Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

                  B--Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                  CCC--Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                  CC--The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                   C--The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                   C1--The rating "C1" is reserved for income bonds on which no interest is being paid.

                   D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                        MOODY'S INVESTOR'S SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

       A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

       Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba--Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa--Director Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca--Director Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's applies numerical modifiers: 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                           PART C - OTHER INFORMATION

ITEM 23. EXHIBITS

       Exhibits filed pursuant to Form N-1A:

              (a) Agreement and Declaration of Trust and Certificate of Trust are incorporated by reference to the Registrant's Registration Statement on Form N-1A, file No. 333-81141, filed on June 21, 1999.

                     Designation of Subtrust for Third Avenue Value Portfolio is incorporated by reference to the Registrant's Registration Statement on Form N-1A, file No. 333-81141, filed on June 21, 1999.

              (b) By-Laws are incorporated by reference to the Registrant's Registration Statement on Form N-1A, file No. 333-81141, filed on June 21, 1999.

              (c) Reference is made to Articles V and VI of the Trust's Agreement and Declaration of Trust.

              (d) Investment Advisory Agreement between Third Avenue Variable Series Trust on behalf of Third Avenue Value Portfolio and Third Avenue Management LLC dated August 8, 2002 is incorporated by reference to Exhibit No. (d)(1) on Form N-1A, file no. 333- 81141 filed on April 15, 2003.

                     Distribution Agreement between Third Avenue Variable Series Trust on behalf of Third Avenue Value Portfolio and M.J. Whitman LLC dated August 8, 2002 is incorporated by reference to Exhibit No. (e)(1) on Form N-1A, file no. 333-81141 filed on April 15, 2003.

              (e)    Not applicable.

              (g) Custody Agreement between Third Avenue Variable Series Trust and Custodial Trust Company is incorporated by reference to the Registrant's Registration Statement on Form N1-A File No. 333-81141, filed on September 10, 1999.

              (g)(1) Amendment to Custody Agreement with respect to foreign custody matters dated February 27, 2002 is incorporated by reference to Exhibit No. (g)(1) on Form N-1A, file no. 333-81141 filed on April 10, 2002.

              (g)(2) Foreign Custody Manager Agreement dated February 27, 2002 between Third Avenue Variable Series Trust and Custodial Trust Company is incorporated by reference to Exhibit No. (g)(2) on Form N-1A, file no. 333- 81141 filed on April 15, 2003.

              (h) Services Agreement between Third Avenue Variable Series Trust and PFPC, Inc. is incorporated by reference to the Registrant's Registration Statement on Form N1-A File No. 333-81141, filed on September 10, 1999.

              (h)(1) Administration Agreement between Third Avenue Variable
                     Series Trust and Third Avenue Management LLC dated August 8, 2002 is incorporated by reference to Exhibit No. (h)(1) on Form N-1A, file no. 333- 81141 filed on April 15, 2003.

              (h)(2) Sub-Administration Agreement between Third Avenue
                     Management LLC and PFPC Inc. dated August 8, 2002 is incorporated by reference to Exhibit No. (h)(2) on Form N-1A, file no. 333- 81141 filed on April 15, 2003.

              (i) Opinion and Consent of Counsel regarding the legality of the securities being issued is incorporated by reference to the Registrant's Registration Statement on Form N1-A File No. 333-81141, filed on September 10, 1999.

              (j)(1) Power of Attorney is filed herewith as Exhibit (j)(1).

              (j)(2) Consent of Independent Auditors is filed herein as Exhibit
                     (j)(2).

              (k) Financial Data Schedule is no longer a requirement of this filing.

              (l)    Not applicable.

              (m)    Not applicable.

              (n)    Not applicable.

              (o)    Not applicable.

              (p)    (1) Amended Code of Ethics is filed herein as Exhibit
                     (p)(1).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

              Not applicable.

ITEM 25. INDEMNIFICATION.

              Reference is made to Article IV of the Registrant's Trust Instrument.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Trust Instrument, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

              Third Avenue Management LLC, 622 Third Avenue, New York, New York 10017 provides investment advisory services to investment companies. Reference is made to the caption "Investment Adviser" in the Prospectus constituting Part A which is incorporated by reference to this Registration Statement and "Management of the Trust" in the Statement of Additional Information constituting Part B which is incorporated by reference to the Registration Statement.

              Listed below are the principal officers and Directors of Third Avenue Management LLC:

       Listed below are the principal officers and Directors of Third Avenue Management LLC:

       NAME AND POSITION                      NAME AND POSITION
       WITH THIRD AVENUE MANAGEMENT LLC       WITH OTHER COMPANY

       MARTIN J. WHITMAN                      M.J. WHITMAN MANAGEMENT, LLC
       Co-Chief Investment Officer            Co-Portfolio Manager

                                              MARTIN J. WHITMAN & CO., INC.
                                              (FORMERLY M.J. WHITMAN & CO, INC.)
                                              President, CEO, and  Director

       DAVID M. BARSE                         M.J. WHITMAN LLC
       President, Chief Executive Officer     CEO, President

                                              M.J. WHITMAN MANAGEMENT, LLC
                                              President and COO

                                              DANIELSON HOLDING CORPORATION
                                              Director

                                              AMERICAN CAPITAL ACCESS
                                              HOLDINGS, INC.
                                              Director


       VINCENT DUGAN                          M.J. WHITMAN LLC
       Treasurer, Chief Financial Officer     Treasurer CFO


       W. JAMES HALL III                      M.J. WHITMAN LLC
       General Counsel and Secretary          General Counsel and Secretary

                                              M.J. WHITMAN MANAGEMENT, LLC
                                              General Counsel and Secretary

       CURTIS R. JENSEN
       Co-Chief Investment Officer

       JULIE A. SMITH
       Controller

       JOSEPH REARDON
       Chief Compliance Officer

       In addition, Third Avenue Management LLC acts as adviser to the following registered investment companies: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value fund. Third Avenue Management LLC also acts as sub-adviser to certain third party open-end investment companies.

ITEM 27. PRINCIPAL UNDERWRITERS.

       (a)    Not Applicable.

       (b) Listed below are the principal officers and Directors of M.J. Whitman LLC:

              NAME AND POSITION
              WITH M.J. WHITMAN LLC

              David M. Barse
              President CEO

              Vincent Dugan

              Treasurer, Chief Financial Officer

              W. James Hall III
              General Counsel and Secretary

       (c)    Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

All records described in Section 31 (a) of the Investment Company Act of 1940, as amended and Rules 17 CFR 270.31a-1 to 31a-31 promulgated thereunder, are maintained by the Trust's investment adviser, Third Avenue Management LLC, 622 Third Avenue, NY, NY 10017, except for those records maintained by the Trust's Custodian, Custodial Trust Company, 101 Carnegie Center, Princeton, NJ 08540-6231, and the Trust's Transfer Agent, PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

ITEM 29. MANAGEMENT SERVICES.

              None.

ITEM 30. UNDERTAKINGS.

              Not applicable

                                  EXHIBIT INDEX

Exhibit    Description

99.(j)(1) Power of Attorney

99.(j)(2) Consent of Independent Auditors

99.(p)(1) Amended Code of Ethics